Exhibit 10.6

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: 30th June, 2021	Original Principal Amount: $65,000[1]

TREASURE GLOBAL INC.

12% REDEEMABLE SENIOR NOTE

THIS 12% REDEEMABLE SENIOR NOTE (this “Note”) of Treasure Global Inc, a Delaware corporation (the “Company”), having its principal place of business at No. 45-1, Jalan USJ 21/10, USJ 21, 47640, Subang Jaya, Selangor, Malaysia, is issued to Yong Kim Fong, a Malaysian citizen residing at No. 54 Jalan Tempua 2, Bandar Puchong Jaya, 47170 Puchong Selangor Malaysia, or its registered assigns (the “Holder”).

FOR VALUE RECEIVED, the Company promises to pay to the Holder, or shall have paid pursuant to the terms hereunder, the sum of $65,000 on the earlier to occur of (i) the first day of the month immediately following the thirty-six (36) months from the Original Issue Date or (ii) the Listing Date (the “Maturity Date”) or such earlier date as this Note is required [or permitted] to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Redeemable Notes Subscription Agreement dated as of June 18, 2021, between the Holder and the Company (the “Subscription Agreement”) attached hereto as Exhibit A and (b) the following terms shall have the following meanings:

“Business Day” means any day other than Saturday, Sunday, or other day on which commercial banks in Malaysia are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”, or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York are generally are open for use by customers on such day.

1 9420 RN multiplied by USD $6.90.

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“Company” shall have the meaning set forth in the Preamble.

“Holder” shall have the meaning set forth in the Preamble.

“Interest Payment Date” shall have the meaning set forth in Section 2(a).

“Listing Date” means the date on which the common stock of the Company has been approved for listing on the Nasdaq stock exchange.

“Maturity Date” shall have the meaning set forth in the Preamble.

“Maximum Rate” shall have the meaning set forth in Section 10.

“New York Courts” shall have the meaning set forth in Section 4(d).

“Note” shall have the meaning set forth in the Preamble.

“Note Register” shall have the meaning set forth in Section 2(b). “Original Issue Date” means 30th June, 2021.

“Prepayment Amount” means the product of (i) the sum of (a) the outstanding principal amount of this Note, plus (b) accrued and unpaid interest hereon, plus (c) all other amounts, costs, expenses, and liquidated damages due in respect of this Note if the Company prepays this Note prior to the Maturity Date.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subscription Agreement” shall have the meaning set forth in Section 1.

Section 2.        Interest and Prepayment.

a)       Payment of Interest. The Company shall pay interest to the Holder on the aggregate outstanding principal amount of this Note(less any principal prepayments made by the Company) at the rate of 12% per annum, payable by the Company to the Subscriber on the first (1st) Business Day of each month, commencing on the first Business Day of the month following the Original Issue Date, until the Maturity Date (each such date, an “Interest Payment Date”) (if any Interest Payment Date is not a Business Day, then the applicable payment shall be due on the next succeeding Business Day), in cash.

b)       Interest Calculations. Interest shall be calculated on the basis of a three hundred sixty (360)-day year, consisting of twelve (12) thirty (30) calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

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c)       Prepayment. The Company shall have the option to prepay this Note at any time after the Original Issue Date at an amount equal to the Prepayment Amount.]

Section 3.         Registration of Transfers and Exchanges.

a)       Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)       Investment Representations. This Note has been issued subject to certain investment representations of the Holder set forth in the Subscription Agreement and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

c)       Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.         Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 4(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile number, email address, or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b)       Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks in priority to the ordinary stock and all other debts of the Company.

c)       Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen, or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen, or destroyed, but only upon receipt of evidence of such loss, theft, or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)       Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement, and defense of the transactions contemplated by any of the transaction documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in New York, New York (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

e)       Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

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f)       Severability. If any provision of this Note is invalid, illegal, or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay, or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such law as though no such law has been enacted.

g)       Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other transaction documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion, and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

h)       Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

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i)       Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 9. Amendments. This Note may not be modified or amended without the prior written consent of all parties hereto.

Section 10. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Holder in order to enforce any right or remedy under any transaction document. Notwithstanding any provision to the contrary contained in any transaction document, it is expressly agreed and provided that the total liability of the Company under the transaction documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the transaction documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the transaction documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the transaction documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Holder with respect to indebtedness evidenced by the transaction documents, such excess shall be applied by the Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Holder’s election.

Section 11. Ranking. This Note shall rank senior in the right of payment to all future debts of the Company

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

TREASURE GLOBAL INC.

By:
Name: Teo Chong Chan
Title: Chief Executive Officer

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Exhibit A

Subscription Agreement

(See attached.)

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